Exhibit 99.1

Flag Ship Acquisition Corporation Announces Definitive Business

Combination Agreement with Bluechip & Co. Holdings

NEW YORK, September 15, 2026 (GLOBE NEWSWIRE) — Flag Ship Acquisition Corporation (Nasdaq: FSHP, FSHPU and FSHPR) (the “Company,” “Flag Ship” or “Parent”), a publicly traded special purpose acquisition company, announced that it has signed an Agreement and Plan of Merger (the “Merger Agreement”) with Bluechip & Co. Holdings, a Cayman Islands exempted company (“Bluechip” or the “Company”), Bluechip Holdings Corp., a newly formed Cayman Islands exempted company and wholly owned subsidiary of Flag Ship (“Purchaser”), and Bluechip Merger Sub Inc., a newly formed Cayman Islands exempted company and wholly owned subsidiary of Purchaser (“Merger Sub”).

Upon completion of the transactions contemplated by the Merger Agreement, Flag Ship will merge with and into Purchaser, with Purchaser surviving as the publicly traded parent company (the “SPAC Merger”). Immediately thereafter, Merger Sub will merge with and into Bluechip, with Bluechip surviving as a wholly owned subsidiary of Purchaser (the “Acquisition Merger” and, together with the SPAC Merger, the “Mergers”).

Bluechip is a Cayman Islands holding company that, through its subsidiaries, provides insurance-related customer-acquisition, financial-education, referral, U.S. capital-markets advisory, AI-driven online-advertising and data-center services.

Mr. Matthew Chen, Chief Executive Officer of Flag Ship, remarked, “We are pleased to announce our proposed business combination with Bluechip. Our team evaluated a broad range of potential opportunities and believes that this transaction offers Flag Ship shareholders the opportunity to participate in Bluechip’s businesses. We are impressed by Bluechip’s management team and look forward to working with them as the combined company pursues its next stage of development as a public company.”

Mr. Ming Zhang, Chief Executive Officer of Bluechip, stated, “The proposed business combination with Flag Ship represents an important next step in Bluechip’s development. We believe that becoming a publicly traded company will support our long-term strategy and provide a platform for us to further develop our service offerings. We look forward to working with Flag Ship and continuing to serve our clients and business partners as we pursue our growth objectives.”

Transaction Details

Upon Closing, the holders of Bluechip’s issued and outstanding Class A ordinary shares and Class B ordinary shares, other than excluded shares specified in the Merger Agreement, will have their Bluechip shares cancelled in exchange for the right to receive their respective pro rata portions of an aggregate of 40,000,000 Purchaser ordinary shares, as set forth in the shareholder allocation schedule to the Merger Agreement. The transaction reflects a Company Net Value of $400,000,000.

At the SPAC Merger Effective Time, each Flag Ship ordinary share issued and outstanding immediately before such time will automatically convert into one Purchaser ordinary share. Each Flag Ship unit will automatically separate into one Flag Ship ordinary share and one Flag Ship right; each such ordinary share will convert into one Purchaser ordinary share and each such right will be exchanged for a Purchaser right in accordance with the terms of the applicable rights agreement. At Closing, each Purchaser right will be cancelled in exchange for one-tenth (1/10th) of one Purchaser ordinary share, with no fractional shares issued.

The Merger Agreement provides that Bluechip will fund, as non-interest-bearing expense loans, certain documented transaction expenses incurred by or on behalf of Flag Ship and the other Purchaser Parties from and after the LOI Date, including Trust Account extension payments, legal, accounting, audit, financial-advisory, filing, listing, transfer-agent, SEC, Nasdaq and other transaction-related costs. The expense loans will not be due or payable before June 20, 2027 and, if the Acquisition Merger is consummated, will be cancelled and eliminated as intercompany obligations as provided in the Merger Agreement.

Immediately after the SPAC Merger Effective Time, Purchaser’s board of directors is expected to consist of five directors, including one director designated by Flag Ship, one director designated by Bluechip (Ming Zhang), and three directors expected to satisfy Nasdaq independence requirements. The officers of Bluechip are expected to become the officers of Purchaser, in each case subject to the Merger Agreement and applicable law.

The closing conditions of the Mergers include, among others, the approval of the Mergers and related matters by Flag Ship shareholders; Bluechip shareholder approval of the Acquisition Merger; the effectiveness of the registration statement on Form F-4 to be filed with the U.S. Securities and Exchange Commission (the “SEC”); the consummation of the SPAC Merger; approval for listing of Purchaser and the additional Purchaser ordinary shares to be issued as merger consideration on The Nasdaq Capital Market; execution and delivery of the additional agreements contemplated by the Merger Agreement; and the receipt of applicable permits and governmental approvals.

The description of the transaction contained in this press release is only a summary and is qualified in its entirety by reference to the Merger Agreement, a copy of which Flag Ship intends to file with the SEC as an exhibit to a Current Report on Form 8-K.

About Bluechip & Co. Holdings

Bluechip & Co. Holdings is a Cayman Islands holding company that conducts its business through subsidiaries. Bluechip’s business includes insurance-related customer-acquisition, financial-education, referral, U.S. capital-markets advisory, AI-driven online-advertising and data-center services.

About Flag Ship Acquisition Corporation

Flag Ship is a blank-check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Flag Ship is sponsored by Whale Management Corporation, a British Virgin Islands business company.

No Offer or Solicitation

This press release is being made in respect of a proposed business combination involving Flag Ship, Purchaser, Merger Sub and Bluechip. This press release does not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation, issuance or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information About the Transaction and Where to Find It

Purchaser intends to file with the SEC a registration statement on Form F-4 (as amended or supplemented from time to time, the “Registration Statement”), which will include a preliminary prospectus with respect to the Purchaser ordinary shares to be issued in the Mergers and a proxy statement of Flag Ship in connection with the Mergers. After the Registration Statement is declared effective, Flag Ship will mail a definitive proxy statement/prospectus relating to the transaction to its shareholders as of a record date to be established for voting on the transaction. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Purchaser may not sell the ordinary shares referenced in the proxy statement/prospectus until the Registration Statement on Form F-4 becomes effective.

The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the transaction and the other matters to be voted upon at a meeting of Flag Ship’s shareholders to be held to approve the transaction and related matters. This communication does not contain all information that should be considered concerning the transaction and other matters and is not intended to provide the basis for an investment decision or any other decision in respect of such matters. Purchaser, Flag Ship and Bluechip also plan to file other documents with the SEC regarding the transaction.

This press release is not a substitute for any prospectus, proxy statement or other document that Purchaser or Flag Ship may file with the SEC in connection with the transaction. Investors and security holders are urged to read the proxy statement/prospectus and any other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the transaction. Copies of documents filed with the SEC regarding the transaction will be available, free of charge, at the SEC’s website at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the proxy statement/prospectus, when available, and other documents filed with the SEC, without charge, at the SEC’s website or by directing a written request to Flag Ship Acquisition Corporation, 26 Broadway, Suite 934, New York, New York 10004, Attention: Chief Executive Officer.

Participants in the Solicitation

Flag Ship and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Flag Ship’s shareholders with respect to the transaction. Information regarding Flag Ship’s directors and executive officers is available in Flag Ship’s filings with the SEC. Additional information regarding the participants in the proxy solicitation relating to the transaction and a description of their direct and indirect interests will be contained in the proxy statement/prospectus when it becomes available.

Bluechip, Purchaser and Merger Sub, and their respective directors and executive officers, may also be deemed to be participants in the solicitation of proxies from Flag Ship shareholders in connection with the transaction. A list of their directors and executive officers and information regarding their interests in the transaction will be included in the proxy statement/prospectus when available.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of applicable securities laws. Forward-looking statements include, but are not limited to, statements regarding the proposed transaction; the expected structure, timing, completion and benefits of the Mergers; the anticipated listing of Purchaser ordinary shares; the expected management, operations and strategy of the combined company; the expected treatment of Flag Ship securities and Bluechip shares; the anticipated filing, effectiveness and contents of the Registration Statement; and the timing of the Flag Ship shareholder meeting and Closing.

These forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others: (a) the possibility that the Mergers do not close or that Closing may be delayed because closing conditions are not satisfied, including the receipt of shareholder and other approvals; (b) redemptions by Flag Ship’s public shareholders; (c) the ability of Flag Ship or, after Closing, Purchaser to meet The Nasdaq Capital Market’s listing standards; (d) the risk that the transaction disrupts Bluechip’s or Flag Ship’s current plans, operations or business relationships; (e) unexpected costs, liabilities or delays in the transaction; (f) the outcome of any legal proceedings related to the transaction; (g) changes in applicable laws or regulations; (h) the risk that transaction-related expense loans and extensions affect available cash; and (i) the other risks and uncertainties that will be included in the Registration Statement, proxy statement/prospectus and other SEC filings.

The foregoing list of factors is not exclusive. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, none of Flag Ship, Purchaser, Merger Sub or Bluechip undertakes any obligation to release publicly any update or revision to any forward-looking statement to reflect a change in expectations or a change in events, conditions or circumstances on which any such statement is based.

Contact:

Matthew Chen

Phone: (212) 884-2667
Email: mchen@flagshipac.com

Flag Ship Acquisition Corporation

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